WARRANT

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


                            NETFABRIC HOLDINGS, INC.


                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: CD-N1                                     Number of Shares: 100,000
Date of Issuance:  April 19, 2006

NetFabric Holdings, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in connection with the issuance of a
Convertible Debenture by the Company in the amount of $100,000 (the "Debenture"), (the "Holder"), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Hundred Thousand fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted.

      Section 1.

            (a) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                  (i) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                  (ii) "Common Stock" means (i) the Company's common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                  (iii) "Event of Default" means an event of default under the Note other related agreements hereunder between the Company, its subsidiary and Holder of even date herewith which is not cured by the Company by any applicable cure period therein.

                  (iv) "Expiration Date" means the date three (3) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

                  (v) "Issuance Date" means the date hereof.

                  (vi) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (vii) "Principal Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

                  (viii) "Securities Act" means the Securities Act of 1933, as amended.

                  (ix) "Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

                  (x) "Warrant Exercise Price" shall be $.01 or as subsequently adjusted as provided in Section 8 hereof.

                  (xi) "Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

            (b) Other Definitional Provisions.

                  (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                  (ii) When used in this Warrant, the words "herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                  (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

      Section 2. Exercise of Warrant.

            (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date ("Cash Basis") or (ii) if at the time of exercise, the Warrant Shares are not subject to an effective registration statement or if an Event of Default has occurred, by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (the "Cashless Exercise"):

         Net Number = (A x B) - (A x C)
                      -----------------
                              B

            For purposes of the foregoing formula:

            A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

            B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

            C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

            (b) In the event of any exercise of the rights  represented  by this
Warrant in compliance with this Section 2, the Company shall on the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the "Exercise Delivery Documents"), and if the Common Stock is DTC eligible, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (i) or (ii) above the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised.

            (c) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

            (d) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

      Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

            (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

            (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant.

            (d) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      Section 4. Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

      Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

      Section 6. Representations of Holder. The holder of this Warrant and the Note, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares, and the Note and the shares underlying it, (collectively, the "Securities")for its own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution of the Securities, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of the Securities further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor").

      Section 7. Ownership and Transfer.

            (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

      Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

            (a)  Adjustment  of  Warrant  Exercise  Price  upon  Subdivision  or
Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) Notices.

                  (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

      Secti1on 9.  Reorganization,  Reclassification,  Consolidation,  Merger or
Sale.

            (a) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

      Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

      Section 11. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:       NetFabric Holdings, Inc.
                             Three Stewart Court

                             Denville, NJ 07834
                             Telephone:        (973) 887-2785
                             Facsimile:        (973) 442-0540


If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder's representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

      Section 12. Date. The date of this Warrant is set forth on page 1 hereof. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

      Section 13. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder of the Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

      Section 14. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Morris County and the United States District Court for the District of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      Section 15. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.



                   [REMAINDER OF PAGE INTENTIALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                                                NETFABRIC HOLDINGS, INC.

                                                By:
                                                   -----------------------------
                                                Name:  Jeff Robinson
                                                Title: Chief Executive Officer

                              EXHIBIT A TO WARRANT

                                 EXERCISE NOTICE

                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                            NETFABRIC HOLDINGS, INC.

      The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of NetFabric Holdings, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

      1. ___ Cash Exercise

            (a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.



      2. ___ Cashless Exercise

            (a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.


Date: _______________ __, ______

Name of Registered Holder

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                              EXHIBIT B TO WARRANT


                              FORM OF WARRANT POWER

      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of NetFabric Holdings, Inc., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:
      ----------------------             ---------------------------------------

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------